                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        June 14, 2001
                                                 -------------------------------

                       Philips International Realty Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Maryland                     000-23463                13-3963667
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of incorporation)                                       Identification No.)

       417 Fifth Avenue, New York, N.Y.                                10016
--------------------------------------------------------------------------------
   (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code            212-545-1100
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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

Philips International Realty Corp., pursuant to the requirements of the Securities Exchange Act of 1934, as amended, hereby amends the following item of its Current Report on Form 8-K dated June 14, 2001 (filed with the Securities and Exchange Commission on June 29, 2001), as set forth in the pages attached hereto:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (b) Pro forma financial information relative to the sale reported on Form 8-K dated June 14, 2001 filed herewith is as follows:

                                                                           Page
                  Pro forma Condensed Consolidated Balance
                  Sheet as of March 31, 2001 (Unaudited)                    5

                  Pro forma Condensed Consolidated Statement
                  of  Income for the Year Ended December 31, 2000
                  (Unaudited)                                               6

                  Pro forma Condensed Consolidated Statement of
                  Income for the Three Months Ended March 31, 2001
                  (Unaudited)                                               7

                  Notes to Pro Forma Condensed Consolidated
                  Financial Statements (Unaudited)                          8

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 13, 2001

                                            PHILIPS INTERNATIONAL REALTY CORP.

                                            (Registrant)


                                            By: /s/ Carl Kraus
                                                ------------------------------
                                                Carl Kraus
                                                Chief Financial Officer





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


                       PHILIPS INTERNATIONAL REALTY CORP.

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS





         The accompanying Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2001 assumes the disposition of the Lake Worth Property had occurred as of such date. The accompanying Pro Forma Condensed Consolidated Statements of Income for the Year Ended December 31, 2000 and the Three Months Ended March 31, 2001 assume such transaction and the July 2000 and November/December 2000 sale of properties had occurred as of January 1, 2000.

         The Pro Forma Condensed Consolidated Financial Statements have been prepared by the management of Philips International Realty Corp. These pro forma statements may not be indicative of the financial position at March 31, 2001 or the results of operations that would have actually occurred if the dispositions of the properties had occurred as of January 1, 2000. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the financial information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 and quarterly report on Form 10-Q for the period ended March 31, 2001 and the accompanying notes thereto.












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

                       PHILIPS INTERNATIONAL REALTY CORP.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2001
                                  (UNAUDITED)

                                                                                                  SALE OF
                                                                                                 PROPERTY
                                                                             HISTORIC            JUNE 2001           PRO FORMA
                                                                          ---------------     ---------------     ---------------
                                          ASSETS

Rental properties - net - held for sale                                   $    33,579,229     $     6,540,079     $    27,039,150
 Cash and cash equivalents                                                      1,300,379                   0           1,300,379
 Accounts receivable                                                              863,609               5,672             857,937
 Deferred charges and prepaid expenses                                            663,972              24,540             639,432
 Other assets                                                                   1,400,982              48,137           1,352,845
                                                                          ---------------     ---------------     ---------------
                                                                          $    37,808,171     $     6,618,428     $    31,189,743
                                                                          ===============     ===============     ===============

                           LIABILITIES AND SHAREHOLDERS' EQUITY

 Liabilities:
           Accounts payable and accrued expenses                                1,832,990              37,387           1,795,603
           Other liabilities                                                      117,052              42,613              74,439
                                                                          ---------------     ---------------     ---------------
 Total Liabilities                                                              1,950,042              80,000           1,870,042
                                                                          ---------------     ---------------     ---------------
 Minority interests in Operating Partnership                                      121,917              22,158              99,759
                                                                          ---------------     ---------------     ---------------

Shareholders' Equity

          Preferred Stock, $.01 par value; 30,000,000 shares authorized;
                            no shares issued and outstanding                            0                   0                   0
          Common Stock, $.01 par value; 150,000,000 shares authorized;                  0
                           7,340,474 shares issued and outstanding                 73,405                   0              73,405
           Additional paid in capital                                          92,668,007                   0          92,668,007
           Cumulative distributions in excess of net income                   (57,005,200)          6,516,270         (63,521,470)
                                                                          ---------------     ---------------     ---------------
 Total Shareholders' Equity                                                    35,736,212           6,516,270          29,219,942
                                                                          ---------------     ---------------     ---------------
 Total Liabilities and Shareholders' Equity                               $    37,808,171     $     6,618,428     $    31,189,743
                                                                          ===============     ===============     ===============


                             See accompanying notes.

                       PHILIPS INTERNATIONAL REALTY CORP.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)

                                                                                                SALE OF
                                                                             HISTORIC           PROPERTIES          PRO FORMA
                                                                          ---------------     ---------------     ---------------

Revenues from rental property                                             $    43,133,885          37,940,266     $     5,193,619
                                                                          ---------------     ---------------     ---------------

Expenses:
          Operating expenses                                                    5,573,314           5,096,890             476,424
           Real estate taxes                                                    6,289,543           5,735,192             554,351
           Management fees to affiliates                                        1,255,919           1,100,590             155,329
           Interest expense                                                    12,166,549          12,166,549                   0
           Depreciation and amortization                                        5,598,337           5,055,098             543,239
           General and administrative expenses                                  4,726,522             672,644           4,053,878
                                                                          ---------------     ---------------     ---------------
                                                                               35,610,184          29,826,963           5,783,221
                                                                          ---------------     ---------------     ---------------
           Operating income                                                     7,523,701           8,113,303            (589,602)
Equity in net income (loss) of real estate joint venture                          (30,529)           (124,862)             94,333
Minority interests in income before gain on sale of shopping center properties and extraordinary items of Operating
          Partnership                                                          (2,119,641)         (2,115,629)             (4,012)
 Other income (expense), net                                                    1,675,155                   8           1,675,147
                                                                          ---------------     ---------------     ---------------
 Income before gain on sale of shopping center properties and
          extraordinary items                                             $     7,048,686           5,872,820           1,175,866
                                                                          ===============     ===============     ===============


Basic and diluted net income per common share before gain on
         sale of shopping center properties and extraordinary items       $          0.96                         $          0.16

                       PHILIPS INTERNATIONAL REALTY CORP.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 2001
                                   (UNAUDITED)

                                                                                                 SALE OF
                                                                                                 PROPERTY
                                                                             HISTORIC            JUNE 2001           PRO FORMA
                                                                          ---------------     ---------------     ---------------

Revenues from rental property                                             $     1,415,626     $        85,385     $     1,330,241
                                                                          ---------------     ---------------     ---------------

Expenses:
          Operating expenses                                                      199,904              49,905             149,999
           Real estate taxes                                                      173,185              32,549             140,636
           Management fees to affiliates                                           43,375               3,827              39,548
           General and administrative expenses                                    229,658                   0             229,658
                                                                          ---------------     ---------------     ---------------
                                                                                  646,122              86,280             559,842
                                                                          ---------------     ---------------     ---------------
           Operating income                                                       769,504                (895)            770,399

Minority interests in income of Operating Partnership                              (2,704)                (31)             (2,673)

 Other income (expense), net                                                       25,724              10,151              15,573
                                                                          ---------------     ---------------     ---------------
 Net Income                                                               $       792,524     $         9,225     $       783,299
                                                                          ===============     ===============     ===============


Basic and diluted income per common share:                                $          0.11                         $          0.11


                             See accompanying notes.

                       PHILIPS INTERNATIONAL REALTY CORP.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS




1.       Basis of Presentation

         The Pro Forma amounts adjust the historic operating results for the year ended December 31, 2000 and the three months ended March 31, 2001 to give effect to the November and December 2000 and the June 2001 dispositions of the properties, as if these transactions had been completed as of January 1, 2000. The accompanying Pro Forma Condensed Consolidated Balance Sheet assumes the June 2001 disposition of the Lake Worth Property had been completed as of March 31, 2001.







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